         Annual Report



                      JAPAN
                      FUND

                      ----------------
                      OCTOBER 31, 1998
                      ----------------





[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------
   Japan Fund

 .  Japanese stocks fell sharply once again during the six months ended October
   31.

 . The fund's returns for the past six and 12 months were -4.27% and -15.68%, respectively, better than the Lipper average of similar funds for the shorter period but not for the longer.

 . The fund benefited from our focus on stable growth sectors, such as pharmaceuticals and selected retailers, and from our avoidance of financial stocks.

 . Although Japan has a new government, vested interests still prevail. The banking crisis is festering, and the economy is in recession.

 . The Japanese market appears overvalued and still vulnerable. However, the forces of change are gathering as never before, and the end of the long bear market may be drawing closer.

FELLOW SHAREHOLDERS


Turmoil in emerging markets around the globe, problems in the domestic financial industry, and fading growth prospects for the overall economy resulted in further declines in Japanese stocks during the six months ended October 31. Hopes that the Japanese economy would begin to recover were dashed as the outlook for not only 1998 but also 1999 turned negative. The sharp October rally in the yen--to levels not seen since June 1997--helped narrow the fund's losses.

Reflecting the difficult environment, your fund suffered a decline over the past six months, falling a bit more than the TSE First Section Index (which represents large stocks) but less than the TSE Second Section Index (which tracks medium- and smaller-sized companies). The fund outperformed the Lipper average of similar funds for the six-month period, as many competitors had greater exposure to the major exporters and lower weightings in more defensive, domestic-oriented companies. Our overweighted positions in the more stable growth sectors, such as pharmaceuticals and selected retailers, provided a cushion against the bigger losses precipitated by a worsening of the outlook for other industry sectors. Our decision to reduce our overweighting in export-oriented stocks proved timely, as the yen's dramatic rebound, combined with the perception that earnings growth for the export sector had peaked, caused the stocks to underperform significantly. Limited holdings in the financial sector, where the bad debts came in far higher than market expectations, also prevented further losses. For our fiscal year ended October 31, the fund fell 15.68%, less than the indices but modestly behind the Lipper average.

--------------------------
  PERFORMANCE COMPARISON
--------------------------

  Periods Ended 10/31/98       6 Months   12 Months
--------------------------------------------------------------------------------

  Japan Fund                     - 4.27%   - 15.68%
 ................................................................................

  TSE First Section Index        - 3.98    - 16.31
 ................................................................................

  TSE Second Section Index       - 7.94    - 21.67
 ................................................................................

  Lipper Japan Funds Average     - 6.40    - 13.24
 ................................................................................

--------------------------------------------------------------------------------
  PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

MARKET REVIEW

THE JAPANESE ECONOMY FELL INTO RECESSION FOR THE FIRST TIME SINCE THE EARLY 1990s, AS SECOND QUARTER GDP CONTRACTED 0.8% . . .

The Japanese economy fell into recession for the first time since the early 1990s, as second quarter GDP contracted 0.8% compared with the first quarter. The 16.6 trillion yen stimulus package announced in April failed to provide the much anticipated boost to economic activity. Fears of ballooning bad debts in the banking system were confirmed by regular increases in estimates of those bad debts, from 25 trillion yen in late 1997 to the current consensus of about 100 trillion yen. Opinion remained divided on whether the government and senior banking executives were doing enough to resolve the situation. On the one hand, several banks announced their withdrawal, in part or in whole, from unprofitable overseas operations, as well as aggressive staff reduction plans--at least by Japanese standards--of over 10% of total employees. On the other hand, financial companies within recognized keiretsu groups announced mergers with one another but failed to make any suggestion of meaningful streamlining, cost reductions, or elimination of staff redundancies. This appeared to be a continuation of the old convoy system in which larger, more financially secure institutions absorb weaker competitors or affiliates rather than allowing them to go bankrupt.

The overall unemployment rate rose to 4.3%, with the rate for men climbing to 4.5%--astonishingly, higher than that of the United States. Almost all segments of the economy were weak, with domestic auto sales falling by 17.1% in October. Industrial production fell 8.4% in September from year-ago levels. Although inventories appeared to have peaked, they remained high, and shipments continued to slide. Housing starts fell 14% in September from a year earlier, making 21 consecutive monthly declines. Consumer sentiment was in the doldrums throughout the past six months. Retail sales remained depressed with nationwide sales down 5.5% in September from a year ago. Household spending declined 1.5% in September, following declines of 2.5% and 3.6% in the preceding two months.

Business sentiment was also worse than expected, as measured by September's Tankan survey of business confidence, a key leading indicator for future growth and capital expenditure. Sentiment among smaller companies was especially poor. Earnings downgrades have been drastic and across most sectors. Oji Paper, Nissan Motor,

Nippon Steel, NEC, Toshiba, and Hitachi have all dramatically lowered forecasts in recent months.

The poor performance of the ruling Liberal Democratic Party in July's election was a reflection of the increasing dissatisfaction of a disgruntled nation. The voter turnout of over 55% was a record, and the number of different parties being represented clearly indicates the diversity of opinion and the level of discontent with the government. The LDP was unable to maintain a majority in the Upper House, and support for the fractious opposition parties was evenly spread, making it difficult to identify a clear coalition partnership.

Then-Prime Minister and LDP President Ryutaro Hashimoto resigned from his posts to "take responsibility" for the poor election result. Briefly, there was much euphoria and hope that a new political leader would emerge who would have the resolve to bring about necessary changes. In the end, however, the most conservative and old-guard of the three leading candidates, Keizo Obuchi, became the new party leader and prime minister. It seemed that the old Japan had resurfaced, and the stock market registered its disappointment by falling to a new low. The yen also weakened.

[PIE CHART APPEARS HERE]

Capital Equipment     39%
Services              24%
Consumer Goods        21%
Financial              6%
Materials              5%
Other and Reserves     5%

The ruling party's Total Plan, which superseded the various other fiscal stimulus packages, sorely lacked details and has not convinced the market that enough is being done to stimulate the economy or restore confidence in the financial industry. Banks estimated their bad debts at 77 trillion yen and then revised the total to 100 trillion yen. Of the official bad debts, up to 33 trillion yen is placed in Asia, for which it is alleged that there are reserves of only 1% to 2% of the outstanding loans. The ambiguous wording of the latest banking industry legislation and the newly established Financial Supervisory Agency's (FSA) lack of resources, expertise, and self-confidence to forcefully demand real change remained causes for concern. However, the exposure of a more credible bad debt total and the nationalization of Long Term Credit Bank in October were clear steps in the right direction and gave the FSA a measure of credibility.

The tax reform debate continues, and tax cuts of at least 7 trillion yen seem likely. Tax cuts under consideration include lowering the highest marginal individual rate to 50% from 65% and reducing the corporate tax rate by three percentage points to 6%. Less popular changes, such as lowering the minimum taxable income level and raising the tax on interest income and pension contributions to implement revenue-neutral tax reform, are likely to be shelved for the time being. As widely forecast, individual Japanese are saving their tax rebates rather than spending them.

OVERALL, MOST OF THE WORK REMAINS AHEAD FOR THE GOVERNMENT.

Overall, most of the work remains ahead for the government. One thing is clear: the longer the indecision, the weaker the economy is likely to become. The banking sector's problems continue to worsen. The authorities have persistently failed to confront and deal decisively with the bad debt exposure. Despite the recently announced 60 trillion yen package, the risk of a credit crunch remains. Added to this is the failure of Japanese banks to start dealing with their mounting bad debt exposure to the rest of Asia.

On a historical basis, the Japanese market appears quite expensive. Based on estimates for fiscal 1998, most fundamental valuation measures are significantly less favorable than last year. Fiscal year pretax profits for the Japanese market (excluding financial companies) are expected to decline more than 25%. Consensus estimates for economic growth have been gradually revised downward, suggesting a marked decline in 1998 and a further decline next year. One of the few criteria under which the market appears reasonably valued is this year's price/book value estimate of 1.5 for nonfinancials, which is lower than in any of the previous 10 years. Another is enterprise value to cash flow, where the ratios have recovered from the lows of 1993-94, due primarily to the strength of the manufacturing sector and, more specifically, to the large operating cash flows generated by the major technology and export companies.

PORTFOLIO STRATEGY

Our strategy remained focused on solid growth companies. We continued to overweight the technology and export sectors, although we trimmed some holdings. We increased our weighting in cash-generating domestic stocks, maintained zero exposure to bank stocks, and remained underweighted in the financial sector overall.

In early summer, we purchased electronics stocks such as Rohm and Fujitsu on weakness, as well as a domestic consumer company, Asahi Breweries. New purchases were funded by the sale of economically sensitive companies such as Sumitomo Electric and Sekisui House.

We increased our holdings of domestic-oriented companies with strong cash flow and steady demand and maintained our overweighting in the pharmaceutical sector with the addition of Takeda Chemical and a corresponding reduction in other drug stocks. Fujitsu Support and Service, a new listing and a beneficiary of the trend toward outsourcing information-technology functions, was another new purchase. We continued to build exposure to medium-sized electronics companies with the purchases of Mitsumi Electric, a CD-ROM specialist, and Tokyo Seimitsu, which is the leading manufacturer of semiconductor testing equipment. Our selling was concentrated in large blue chip manufacturers that had performed well, such as Canon and Sharp, housing-related stocks, and defensive utilities TEPCO and Osaka Gas, which had sharply outperformed.

We remained overweighted in export-oriented and technology stocks and added to our position in Matsushita Communication Industrial. However, we reduced exposure to semiconductor-related manufacturers, such as NEC, Matsushita Electric Industrial, and Kyocera, because of concerns about continued global oversupply. Concern about a possible slowdown in the U.S. economy prompted us to reduce our overall exposure to the automotive industry with the sale of Denso, a Toyota-affiliated compressor and car air conditioner manufacturer.

We continued to avoid city banks, and remained underweight in financials generally, since recapitalization of the banking sector is likely to cause significant earnings-per-share dilution. Banking reform remains a key precondition to economic recovery, and the new financial legislation provides the necessary tool for this reform. However, there was still widespread skepticism that the government and the Ministry of Finance could muster the political will to embrace such painful restructuring.

The banks themselves, while clearly wanting new capital, seemed reluctant to accept money with unpalatable conditions attached. The recent alliance between Asahi and Tokai Banks, and the Dai-Ichi Kangyo Bank-Fuji Bank-Yasuda Trust & Banking joint venture, suggested that the old mentality of minimal change still prevailed.

OUTLOOK

The outlook for the Japanese equity market is unclear in the shorter term, and much depends on the moves made by the new Obuchi government. It is difficult to envision a Total Plan that will steer the nation toward sustained recovery without sacrifices in the domestic economy.

IT IS OFTEN SAID THAT BEAR MARKETS REACH BOTTOM WHEN THEY HAVE FALLEN 80% FROM THE BULL MARKET PEAK. THE NIKKEI DOW IS DOWN NEARLY 65% . . .

Several key factors will determine the medium-term direction of the Japanese market. They are the impact of the Total Plan, the strength of domestic consumption, and the competitiveness of Japanese corporations versus their Asian counterparts in both overseas and domestic markets in an environment of currency volatility and weak Asian demand. The downside risks are that 1) the Obuchi government places the status quo and political survival above the needs of a creaking economy; 2) the Total Plan is too bland and becomes yet another wave of public spending to satisfy the needs of regional constituencies; 3) the old convoy system is reactivated under the banner of strategic mergers and acquisitions; and 4) incentives for individual domestic consumption are negated by a battery of direct and indirect taxes and increases in health and pension contributions. There is some concern that the level of economic pain may not yet be high enough to force real reforms in the Japanese system. Vested political and bureaucratic interests seem likely to outweigh reformist impulses for the foreseeable future.

If market sentiment cannot be turned around, stocks could easily slide to new lows, and the yen would weaken, thereby exacerbating the problems and placing additional pressures on the already faltering Asian economies. In this situation, consumption would remain weak and housing starts low, unemployment would continue to hit record highs, and stocks would plummet. This would occur despite the historically low weightings in Japanese equities currently maintained by most foreign investors and the resultant potential for foreign cash inflows, along with potential for buying by domestic pension funds and other local sources. In this pessimistic scenario, export-oriented, internationally competitive companies and technology leaders would outperform while the rest of market would languish, as in the two-tiered market of 1996-97.

It is often said that bear markets reach bottom when they have fallen 80% from the bull market peak. The Nikkei Dow is down nearly 65% from the peak of December 1989. Arguably, Japanese equities were not allowed to fall as far as they would have in the early 1990s because of government-directed support. If the government is no longer mandating such support, as stated by Finance Minister Kiichi Miyazawa, and the market is now finding its natural level, it is difficult to argue that the present weakness is an overreaction.

The upside opportunities are that 1) real reforms are initiated by a pro-reformist coalition government with a working majority; 2) the FSA acts as a productive watchdog of the banking industry; 3) several more major financial institutions and real estate and construction companies are forced to go bankrupt and are dealt with within the new framework; and 4) tax incentives for both individuals and corporations are fixed for a meaningfully long time, say five years, to give domestic consumption a real chance to recover. In this scenario, a strong market rally would ensue. However, valuations would likely become stretched, and the market's loftier levels would not be sustainable for long.

WE STRONGLY BELIEVE . . . THAT THE FORCES OF CHANGE ARE GATHERING.

We strongly believe, however, that the forces of change are gathering. The increasing repricing of credit by lending institutions to reflect risk, and the rerating of Japanese corporations by international credit rating agencies, will lead to improved differentiation of corporate quality. Cross-shareholdings between corporations have gradually declined over the past 10 years to an estimated 45% in 1997, while the proportion of listed stocks held by investment entities (pension funds, individuals, foreigners, and investment trusts) increased 9% during the same period. As the proportion of shareholders who are not motivated by returns diminishes and as the Big Bang financial reforms lift legislative impediments, real merger and acquisition activity will increase. The increasing incidence of share buybacks and the introduction of management stock-option incentives are steps in the right direction. While these encouraging developments do not mean Japan will transform itself overnight, the paralysis of the "lost decade" is under pressure as never before, and this is gradually forcing change for the better. The increasing focus on shareholder value, the greater alignment of management's interests with company performance, and a renewed focus on meeting financial targets are the most encouraging signs that the long period of underperformance of the Japanese market may be drawing to a close.

In the current environment of persistent economic weakness and political inertia, the most resilient Japanese companies will be those that benefit from stronger overseas demand, particularly from Europe or the U.S., or that have specific domestic niches with solid market share backed by globally competitive proprietary products and processes. More than ever, we believe active stock selection will be the key to superior fund performance.



Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

November 23, 1998

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

----------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/98
--------------------------------------------------------------------------------

Matsushita Communication Industrial                                      3.8%
 ..............................................................................
Sony                                                                     3.6
 ..............................................................................
Canon                                                                    2.8
 ..............................................................................
Nippon Telegraph & Telephone                                             2.8
 ..............................................................................
Ito-Yokado                                                               2.8
------------------------------------------------------------------------------

Tokyo Electronics                                                        2.7
 ..............................................................................
East Japan Railway                                                       2.7
 ..............................................................................
Takeda Chemical Industries                                               2.4
 ..............................................................................
Murata Manufacturing                                                     2.4
 ..............................................................................
Fujitsu                                                                  2.4
------------------------------------------------------------------------------

TDK                                                                      2.2
 ..............................................................................
Kao                                                                      2.1
 ..............................................................................
Mitsui Fudosan                                                           2.0
 ..............................................................................
Mitsubishi Heavy Industries                                              2.0
 ..............................................................................
Shin-Etsu Chemical                                                       2.0
------------------------------------------------------------------------------

Daiichi Pharmaceutical                                                   2.0
 ..............................................................................
NTT Mobile Communication Network                                         1.9
 ..............................................................................
Nidec                                                                    1.9
 ..............................................................................
NEC                                                                      1.9
 ..............................................................................
NTT Data                                                                 1.8
------------------------------------------------------------------------------

Nomura Securities                                                        1.8
 ..............................................................................
Marui                                                                    1.8
 ..............................................................................
Fujitsu Support and Services                                             1.8
 ..............................................................................
Tokyo Seimitsu                                                           1.8
 ..............................................................................
Matsushita Electric Industrial                                           1.8
------------------------------------------------------------------------------

Total                                                                   57.2%

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Japan Fund
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date         Index#1        Index#2        Fund-Line

12/30/91       10000          10000          10000
10/92           7558           7886           8580
10/93          10943          10974          11580
10/94          11899          12338          12652
10/95          10047          10533          11024
10/96           9924          10428          10589
10/97           7730           8512           9357
10/98           5538           7304           7889



--------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



                                                              Since  Inception
  Periods Ended 10/31/98        1 Year   3 Years  5 Years Inception       Date
--------------------------------------------------------------------------------

  Japan Fund                    -15.68%  -10.55%   -7.39%    -3.41%  12/30/91
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


----------------------
FINANCIAL HIGHLIGHTS                                      For a share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------

                                  Year
                                 Ended
                              10/31/98         10/31/97         10/31/96         10/31/95         10/31/94
NET ASSET VALUE
Beginning of period        $      7.97      $      9.02      $      9.39      $     11.64      $     11.58
                           ..................................................................................
Investment activities
 Net investment income           (0.03)           (0.03)           (0.05)           (0.04)           (0.06)*
 Net realized and
 unrealized gain (loss)          (1.22)           (1.02)           (0.32)           (1.40)            0.97
                           ..................................................................................
 Total from
 investment activities           (1.25)           (1.05)           (0.37)           (1.44)            0.91
                           ..................................................................................
Distributions
 Net realized gain                  --               --               --            (0.81)           (0.85)
                           ..................................................................................

NET ASSET VALUE
End of period              $      6.72      $      7.97      $      9.02      $      9.39      $     11.64
                           ----------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return+                   (15.68)%         (11.64)%          (3.94)%         (12.87)%           9.25%*
 .............................................................................................................
Ratio of expenses to
average net assets                1.32%            1.24%            1.32%            1.50%            1.50%*
 .............................................................................................................
Ratio of net investment
income to average
net assets                       (0.37)%          (0.39)%          (0.48)%          (0.48)%          (0.68)%*
 .............................................................................................................
Portfolio turnover rate           66.9%            32.3%            29.8%            62.4%            61.5%
 .............................................................................................................
Net assets, end of period
(in thousands)             $   150,949      $   170,830      $   167,118      $   181,383      $   203,303
 .............................................................................................................


+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/95.






The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                              October 31, 1998


--------------------------
PORTFOLIO OF INVESTMENTS                              Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

JAPAN  94.7%

Common Stocks  94.7%
Capital Equipment  39.2%
Anritsu                                                  176,000  $      1,389
 ................................................................................
Apollo Electronics                                        17,000           107
 ................................................................................
Canon                                                    226,000         4,275
 ................................................................................
Daiwa House                                              227,000         2,561
 ................................................................................
Disco                                                      8,000           226
 ................................................................................
Fanuc                                                     59,900         1,798
 ................................................................................
Fuji Machine                                              11,000           324
 ................................................................................
Fujitsu                                                  338,000         3,595
 ................................................................................
Hirose Electric                                            5,900           342
 ................................................................................
Hitachi                                                  508,000         2,584
 ................................................................................
Horiba                                                     3,000            28
 ................................................................................
Hoya                                                       6,000           257
 ................................................................................
KOA                                                        6,000            46
 ................................................................................
Keyence                                                    1,100           110
 ................................................................................
Komori                                                   104,000         1,909
 ................................................................................
Kyocera                                                   41,300         1,824
 ................................................................................
Lasertec                                                   7,000           174
 ................................................................................
Mabuchi Motor                                              5,600           365
 ................................................................................
Matsushita Communication Industrial                      125,000         5,779
 ................................................................................
Mitsubishi Heavy Industries                              797,000         3,076
 ................................................................................
Mitsumi Electric                                         107,000         1,909
 ................................................................................
Murata Manufacturing                                     107,000         3,607
 ................................................................................
NEC                                                      379,000         2,806
 ................................................................................
Nichicon                                                   7,000            76
 ................................................................................
Nidec                                                     31,400         2,858
 ................................................................................
Nippon Denwa Shisetsu                                     17,000            53
 ................................................................................
Obara                                                      7,000            69
 ................................................................................
Rohm                                                      28,000         2,474
 ................................................................................
Sanden                                                   242,000         1,495
 ................................................................................
Shinkawa                                                   2,300            22
 ................................................................................
Sumitomo Electric Industries                             222,000         2,457
 ................................................................................
Sysmex                                                    31,000           308
 ................................................................................
TDK                                                       50,000         3,294
 ................................................................................
Tokyo Electronics                                        127,000         4,129
 ................................................................................

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------



                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Tokyo Seimitsu                                            85,800  $      2,686
 ................................................................................
Union Tool                                                 3,800           140
 ................................................................................
Total Capital Equipment                                                 59,152
                                                                  ..............

Consumer Goods  21.1%
Asahi Breweries                                          154,000         2,199
 ................................................................................
Citizen Watch                                            183,000         1,011
 ................................................................................
Daiichi Pharmaceutical                                   180,000         3,003
 ................................................................................
FCC                                                       25,000           214
 ................................................................................
Hokuto                                                     5,720           103
 ................................................................................
Honda Motor                                               83,000         2,492
 ................................................................................
Kao                                                      159,000         3,219
 ................................................................................
Kawasumi Laboratories                                     29,000           485
 ................................................................................
Kirin Beverage                                             1,000            19
 ................................................................................
Koha                                                      13,000           242
 ................................................................................
Matsushita Electric Industrial                           181,000         2,657
 ................................................................................
Mercian                                                   53,000           240
 ................................................................................
People                                                     4,300           125
 ................................................................................
Pioneer Electronic                                       101,000         1,663
 ................................................................................
Rohto Pharmaceutical                                      12,000            87
 ................................................................................
Sankyo                                                    93,000         2,098
 ................................................................................
Santen Pharmaceutical                                     18,000           309
 ................................................................................
Shiseido                                                 128,000         1,401
 ................................................................................
Sony                                                      85,800         5,446
 ................................................................................
Takeda Chemical Industries                               111,000         3,609
 ................................................................................
Yamaha Motor                                             188,000         1,305
 ................................................................................
Total Consumer Goods                                                    31,927
 ................................................................................

Financial  5.7%
Aeon Credit Service                                        4,400           264
 ................................................................................
Mitsui Fudosan                                           465,000         3,087
 ................................................................................
Nichiei                                                    4,000           323
 ................................................................................
Nomura Securities                                        361,000         2,725
 ................................................................................
Shohkoh Fund                                               1,100           335
 ................................................................................
TOC                                                       25,000           234
 ................................................................................
Tachihi Enterprise                                         2,000            42
 ................................................................................
Tokio Marine & Fire Insurance                            136,000         1,546
 ................................................................................
Total Financial                                                          8,556
                                                                  ..............

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                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands
Materials  5.1%
Chofu Seisakusho                                           2,500  $         22
 ................................................................................
Fujimi                                                     5,500           184
 ................................................................................
Kuraray                                                  233,000         2,484
 ................................................................................
Sekisui Chemical                                         361,000         1,966
 ................................................................................
Shin-Etsu Chemical                                       152,000         3,025
 ................................................................................
Total Materials                                                          7,681
                                                                  ..............

Services  23.5%
Computer Engineering & Consulting                         10,000           153
 ................................................................................
Data Communication System                                  1,500            24
 ................................................................................
East Japan Railway                                           679         4,025
 ................................................................................
Fuji Soft ABC                                              3,700           140
 ................................................................................
Fujitsu Support and Service                               54,000         2,710
 ................................................................................
Ito-Yokado                                                72,000         4,200
 ................................................................................
Japan Airport Terminal                                    24,000           127
 ................................................................................
Marui                                                    156,000         2,716
 ................................................................................
Marukyo                                                   18,000            96
 ................................................................................
Matsumotokiyoshi                                           7,300           275
 ................................................................................
Megachips                                                  4,000           113
 ................................................................................
Meitec                                                     6,100           118
 ................................................................................
Mitsubishi                                               232,000         1,228
 ................................................................................
NTT Data                                                     647         2,736
 ................................................................................
NTT Mobile Communication Network                              80         2,889
 ................................................................................
Nippon Telegraph & Telephone                                 542         4,240
 ................................................................................
Paris Miki                                                16,600           279
 ................................................................................
Ryohin Keikaku                                            23,200         2,507
 ................................................................................
Sanix                                                      5,200           103
 ................................................................................
Sumitomo                                                 431,000         2,063
 ................................................................................
Toppan Printing                                          190,000         1,947
 ................................................................................
Toyo Information                                           9,000           139
 ................................................................................
Uny                                                      151,000         2,461
 ................................................................................
Watami Food Service                                       11,000           284
 ................................................................................
Total Services                                                          35,573
                                                                  ..............

Miscellaneous  0.1%
Roland                                                     7,300           140
 ................................................................................
Total Miscellaneous                                                        140
                                                                  ..............
Total Common Stocks (Cost $164,056)                                    143,029
                                                                  ..............
Total Japan (Cost $164,056)                                            143,029
                                                                  ..............


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                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

SHORT-TERM INVESTMENTS  5.3%

Money Market Funds  5.3%
Reserve Investment Fund, 5.41% #                       7,976,072  $      7,976
 ................................................................................
Total Short-Term Investments (Cost $7,976)                               7,976
                                                                  ..............



Total Investments in Securities
100.0% of Net Assets (Cost $172,032)                              $    151,005


Other Assets Less Liabilities                                              (56)
                                                                  ..............


NET ASSETS                                                        $    150,949
                                                                  --------------


# Seven-day yield




The accompanying notes are an integral part of these financial statements.


16
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                              October 31, 1998


-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
 Investments in securities, at value (cost $172,032)            $    151,005
 Securities lending collateral pool                                   40,980
 Other assets                                                          1,892
                                                                ................
 Total assets                                                        193,877
                                                                ................

Liabilities
 Securities lending collateral                                        40,980
 Other liabilities                                                     1,948
                                                                ................
 Total liabilities                                                    42,928
                                                                ................

NET ASSETS                                                      $    150,949
                                                                ----------------
Net Assets Consist of:
 Accumulated net realized gain/loss - net of distributions      $    (47,947)
 Net unrealized gain (loss)                                          (20,979)
 Paid-in-capital applicable to 22,474,424 shares of
 $0.01 par value capital stock outstanding;
 2,000,000,000 shares of the Corporation authorized                  219,875
                                                                ................

NET ASSETS                                                      $    150,949
                                                                ----------------

NET ASSET VALUE PER SHARE                                       $       6.72
                                                                ----------------



The accompanying notes are an integral part of these financial statements.


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-------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/98

Investment Income
Income
 Dividend (net of foreign taxes of $167)                        $        944
 Interest                                                                436
 Securities lending                                                       78
                                                                ................
 Total income                                                          1,458
                                                                ................
Expenses
 Investment management                                                 1,261
 Shareholder servicing                                                   470
 Custody and accounting                                                  164
 Prospectus and shareholder reports                                       62
 Registration                                                             37
 Legal and audit                                                          17
 Directors                                                                 6
 Miscellaneous                                                             4
                                                                ................
 Total expenses                                                        2,021
                                                                ................
Net investment income                                                   (563)
                                                                ................

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                          (36,753)
 Foreign currency transactions                                          (540)
                                                                ................
 Net realized gain (loss)                                            (37,293)
                                                                ................
Change in net unrealized gain or loss
 Securities                                                           10,764
 Other assets and liabilities
 denominated in foreign currencies                                        58
                                                                ................
 Change in net unrealized gain or loss                                10,822
                                                                ................
Net realized and unrealized gain (loss)                              (26,471)
                                                                ................

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $    (27,034)
                                                                ----------------



The accompanying notes are an integral part of these financial statements.


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------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                          Year
                                                         Ended
                                                      10/31/98       10/31/97

Increase (Decrease) in Net Assets
Operations
 Net investment income                             $     (563)   $      (691)
 Net realized gain (loss)                             (37,293)        (6,749)
 Change in net unrealized gain or loss                 10,822        (13,653)
                                                   .............................
 Increase (decrease) in net assets from operations    (27,034)       (21,093)
                                                   .............................

Capital share transactions*
 Shares sold                                          208,297        216,647
 Shares redeemed                                     (201,144)      (191,842)
                                                   .............................
 Increase (decrease) in net assets from capital
 share transactions                                     7,153         24,805
                                                   .............................

Net Assets
Increase (decrease) during period                     (19,881)         3,712
Beginning of period                                   170,830        167,118
                                                   .............................

End of period                                      $  150,949    $   170,830
--------------------------------------------------------------------------------

*Share information
 Shares sold                                           30,265         24,169
 Shares redeemed                                      (29,231)       (21,257)
                                                   .............................
 Increase (decrease) in shares outstanding              1,034          2,912




The accompanying notes are an integral part of these financial statements.

19
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                                October 31, 1998


-------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Debt securities are generally traded in over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

20
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1998, the value of loaned securities was $38,924,000; aggregate collateral consisted of $40,980,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $103,892,000 and $98,618,000, respectively, for the year ended October 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $47,934,000, of which $2,717,000 expires in 2003, $2,049,000 in 2004, and $43,168,000 thereafter through 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

21
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income                                $   563,000
Undistributed net realized gain                                        527,000
Paid-in-capital                                                     (1,090,000)

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $172,032,000. Net unrealized loss aggregated $21,027,000 at period end, of which $8,537,000 related to appreciated investments and $29,564,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $99,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides share-

22
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


holder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $432,000 for the year ended October 31, 1998, of which $51,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 2.5% of the outstanding shares of the Japan Fund at October 31, 1998. For the year then ended, the fund was allocated $34,000 of Spectrum expenses, $4,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $439,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $13,388,000 with certain affiliates of the manager and paid commissions of $29,000 related thereto.

23
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T. ROWE PRICE JAPAN FUND
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-----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Japan Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.






PricewaterhouseCoopers LLP
Baltimore, Maryland
November 18, 1998

24
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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

                      INVESTMENT SERVICES AND INFORMATION



KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.



ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com



DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.



INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.





*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a Discount Brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address:  www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Japan Fund.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.         F62-050  10/31/98